Exhibit 99.1

Playtika Holding Corp. Reports Q1 2025 Financial Results
Revenue of $706.0 million and Direct-to-Consumer (“DTC”) Revenue of $179.2 million
Revenue Increased 8.6% Sequentially and 8.4% Year Over Year
DTC Platforms Revenue Increased 2.6% Sequentially and 4.5% Year Over Year

Herzliya, Israel - May 8, 2025 - Playtika Holding Corp. (NASDAQ: PLTK) today released financial results for its first quarter for the period ending March 31, 2025.

Financial Highlights

•Revenue of $706.0 million increased 8.6% sequentially and 8.4% year over year.
•DTC platforms revenue of $179.2 million increased 2.6% sequentially and 4.5% year over year.
•GAAP Net Income of $30.6 million decreased (42.3)% year over year.
•Adjusted Net Income of $36.2 million increased 34.1% sequentially and decreased (39.6)% year over year.
•Adjusted EBITDA of $167.3 million decreased (9.0)% sequentially and (9.9)% year over year.
•Cash, cash equivalents, and short-term investments totaled $514.3 million as of March 31, 2025.

“We are proud to report a record breaking first quarter, with revenue surpassing $700 million - the highest in our history - driven by our industry-leading portfolio and acquisition of SuperPlay,” said Robert Antokol, Chief Executive Officer. “As we celebrate our fifteenth anniversary, the strength and resilience of our business model are demonstrated in the continued success of our largest title, Bingo Blitz, which delivered all-time high revenue this past quarter.”

“Our DTC business continues to deliver record performance, and we see meaningful growth potential ahead,” said Craig Abrahams, President and Chief Financial Officer. “Expanding our DTC business remains a key priority to balance our margins as we continue to invest in our growth titles.”

Selected Operational Metrics and Business Highlights

•Average Daily Paying Users of 390K increased 15.0% sequentially and 26.2% year over year.
•Average Payer Conversion of 4.3%, up from 4.2% in Q4 2024 and 3.5% in Q1 2024.
•Bingo Blitz revenue of $162.4 million increased 2.1% sequentially and 3.1% year over year.
•Slotomania revenue of $111.8 million decreased (5.5)% sequentially and (17.4)% year over year.
•Dice Dreams revenue of $78.6 million increased 124.5% sequentially compared to a partial quarter of revenue contribution in Q4 2024.

Playtika Announces Quarterly Dividend

Playtika’s Board of Directors declared a cash dividend of $0.10 per share of our outstanding common stock, payable on July 7, 2025 to stockholders of record as of the close of business on June 23, 2025. Future dividends are subject to market conditions and approval by our Board of Directors.

Financial Outlook

We reaffirm our guidance of revenue between $2.80 and $2.85 billion and Adjusted EBITDA between $715 and $740 million.

Capital Structure

Entered into an agreement to extend the maturity of the Revolving Credit Facility to September 2027 from March 2026 subject to the satisfaction of certain conditions and decreased the aggregate principal amount of the Revolving Credit Facility from $600 million to $550 million.

Conference Call

Playtika management will host a conference call at 5:30 a.m. Pacific Time (8:30 a.m. Eastern Time) today to discuss the company’s results. The conference call can be accessed via a webcast accessible at investors.playtika.com. A replay of the call will be available through the website one hour following the call and will be archived for one year.

Summary Operating Results of Playtika Holding Corp.

	Three months ended March 31,
(in millions, except percentages, Average DPUs, and ARPDAU)	2025	2024
Revenues	$706.0	$651.2
Total costs and expenses	$638.2	$553.1
Operating income	$67.8	$98.1
Net income	$30.6	$53.0
Adjusted EBITDA	$167.3	$185.6
Net income margin	4.3%	8.1%
Adjusted EBITDA margin	23.7%	28.5%

Non-financial performance metrics
Average DAUs	9.0	8.8
Average DPUs (in thousands)	390	309
Average Daily Payer Conversion	4.3%	3.5%
ARPDAU	$0.87	$0.81
Average MAUs	31.8	32.8

About Playtika Holding Corp.

Playtika (NASDAQ: PLTK) is a mobile gaming entertainment and technology market leader with a portfolio of multiple game titles. Founded in 2010, Playtika was among the first to offer free-to-play social games on social networks and, shortly after, on mobile platforms. Headquartered in Herzliya, Israel, and guided by a mission to entertain the world through infinite ways to play, Playtika has employees across offices worldwide.

Forward Looking Information

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this press release, including statements regarding our business strategy, plans and our objectives for future operations, are forward-looking statements. Further, statements that include words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “intent,” “may,” “might,” “potential,” “present,” “preserve,” “project,” “pursue,” “should,” “will,” or “would,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties and assumptions, including, but not limited to, the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment and industry. As a result, it is not possible for our management to assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated, predicted or implied in the forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•actions of our majority shareholder or other third parties that influence us;
•our reliance on third-party platforms, such as the iOS App Store and Google Play Store, to distribute our games and collect revenues, and the risk that such platforms may adversely change their policies;
•our reliance on a limited number of games to generate the majority of our revenue;
•our reliance on a small percentage of total users to generate a majority of our revenue;
•our free-to-play business model, and the value of virtual items sold in our games, is highly dependent on how we manage the game revenues and pricing models;
•our inability to integrate SuperPlay into our operations successfully or realize the anticipated benefits of this acquisition, along with our inability to identify acquisition targets that fit our strategy or complete acquisitions and integrate any acquired businesses successfully, could limit our growth, disrupt our plans and operations, or impact the amount of capital allocated to mergers and acquisitions;
•our ability to compete in a highly competitive industry with low barriers to entry;
•our ability to retain existing players, attract new players and increase the monetization of our player base;
•our ability to develop and/or launch new products and content or otherwise execute against our product roadmap strategy;
•we have significant indebtedness and are subject to the obligations and restrictive covenants under our debt instruments;
•our inability to obtain additional financing on favorable terms or at all;
•our controlled company status;
•legal or regulatory restrictions or proceedings could adversely impact our business and limit the growth of our operations;
•risks related to our international operations and ownership, including our significant operations in Israel and Ukraine and the fact that our controlling stockholder is a Chinese-owned company;
•geopolitical events such as the Wars in Israel and Ukraine;
•our reliance on key personnel;
•market conditions or other factors affecting the payment of dividends, including the decision whether or not to pay a dividend;
•uncertainties regarding the amount and timing of repurchases under our stock repurchase program;

•security breaches or other disruptions could compromise our information or our players’ information and expose us to liability; and
•our inability to protect our intellectual property and proprietary information could adversely impact our business.

PLAYTIKA HOLDING CORP.
CONSOLIDATED BALANCE SHEETS
(In millions, except par value)

	March 31,	December 31,
	2025	2024
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$434.8	$565.8
Short-term investments	79.5	—
Restricted cash	1.5	1.9
Accounts receivable	192.8	187.6
Prepaid expenses and other current assets	119.2	117.5
Total current assets	827.8	872.8
Property and equipment, net	110.2	115.4
Operating lease right-of-use assets	117.8	89.9
Intangible assets other than goodwill, net	526.8	562.2
Goodwill	1,696.5	1,692.3
Deferred tax assets, net	119.0	119.0
Investments in unconsolidated entities	20.9	20.6
Other non-current assets	157.6	167.0
Total assets	$3,576.6	$3,639.2

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Current maturities of long-term debt	$11.4	$11.6
Accounts payable	58.9	58.6
Operating lease liabilities, current	20.1	25.7
Accrued expenses and other current liabilities	367.9	463.0
Total current liabilities	458.3	558.9
Long-term debt	2,385.7	2,388.5
Contingent consideration	360.0	354.6
Other long-term liabilities	367.9	372.2
Operating lease liabilities, long-term	103.9	71.4
Deferred tax liabilities	18.0	24.7
Total liabilities	3,693.8	3,770.3
Commitments and contingencies
Stockholders' equity (deficit)
Common stock of $0.01 par value; 1,600.0 shares authorized; 375.7 and 375.3 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	4.1	4.1
Treasury stock at cost (51.8 shares at both March 31, 2025 and December 31, 2024)	(603.5)	(603.5)
Additional paid-in capital	1,383.1	1,362.7
Accumulated other comprehensive income	0.3	(0.2)
Accumulated deficit	(901.2)	(894.2)
Total stockholders' deficit	(117.2)	(131.1)
Total liabilities and stockholders’ deficit	$3,576.6	$3,639.2

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In millions, except for per share data)
(Unaudited)

	Three months ended March 31,
	2025	2024
Revenues	$706.0	$651.2
Costs and expenses
Cost of revenue	197.4	177.0
Research and development	103.8	106.9
Sales and marketing	271.8	190.4
General and administrative	65.2	71.8
Impairment charges	—	7.0
Total costs and expenses	638.2	553.1
Income from operations	67.8	98.1
Interest and other, net	26.7	23.2
Income before income taxes	41.1	74.9
Provision for income taxes	10.5	21.9
Net income	30.6	53.0
Other comprehensive income (loss)
Foreign currency translation	7.2	(4.0)
Change in fair value of derivatives	(6.7)	5.7
Total other comprehensive income (loss)	0.5	1.7
Comprehensive income	$31.1	$54.7

Net income per share attributable to common stockholders, basic	$0.08	$0.14
Net income per share attributable to common stockholders, diluted	$0.08	$0.14
Weighted-average shares used in computing net income per share attributable to common stockholders, basic	375.4	370.5
Weighted-average shares used in computing net income per share attributable to common stockholders, diluted	376.0	370.8

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Three months ended March 31,
	2025	2024
Cash flows from operating activities	$18.8	$29.6
Cash flows from investing activities
Purchase of property and equipment	(10.4)	(14.0)
Capitalization of internal use software costs	(8.3)	(10.6)
Purchase of software for internal use	(6.6)	(10.3)
Purchase of short-term investments	(79.5)	—
Other investing activities	(0.3)	(1.0)
Net cash used in investing activities	(105.1)	(35.9)
Cash flows from financing activities
Dividend paid	(37.3)	—
Repayments on bank borrowings	(4.8)	(4.8)
Payment for share buyback	(4.8)	—
Payment of tax withholdings on stock-based payments	(0.5)	(0.7)
Net cash used in financing activities	(47.4)	(5.5)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	2.3	(2.4)
Net change in cash, cash equivalents and restricted cash	(131.4)	(14.2)
Cash, cash equivalents and restricted cash at the beginning of the period	567.7	1,031.7
Cash, cash equivalents and restricted cash at the end of the period	$436.3	$1,017.5

CALCULATION OF FREE CASH FLOW
(In millions)

	Three months ended March 31,
	2025	2024
Cash flows from operating activities	$18.8	$29.6
Purchase of property and equipment	(10.4)	(14.0)
Capitalization of internal use software costs	(8.3)	(10.6)
Purchase of software for internal use	(6.6)	(10.3)
Free Cash Flow	$(6.5)	$(5.3)

Non-GAAP Financial Measures

Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures and should not be construed as an alternative to net income as an indicator of operating performance, nor as an alternative to cash flow provided by operating activities as a measure of liquidity, or any other performance measure in each case as determined in accordance with GAAP.

Our Credit Agreement defines Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) impairment charges, (vi) stock-based compensation, (vii) contingent consideration, (viii) acquisition and related expenses, and (ix) certain other items. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by revenues.

We define Adjusted Net Income as net income before (i) impairment charges, and (ii) contingent consideration.

Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Net Income as calculated herein may not be comparable to similarly titled measures reported by other companies within the industry and are not determined in accordance with GAAP. Our presentation of Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Net Income should not be construed as an inference that our future results will be unaffected by unusual or unexpected items.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(In millions)

The following table sets forth a reconciliation of Adjusted EBITDA to net income, the closest GAAP financial measure:

	Three months ended March 31,
	2025	2024
Net income	$30.6	$53.0
Provision for income taxes	10.5	21.9
Interest expense and other, net	26.7	23.2
Depreciation and amortization	59.2	39.2
EBITDA	127.0	137.3
Stock-based compensation(1)	25.5	23.7
Impairment charge	—	7.0
Changes in estimated value of contingent consideration	6.9	2.9
Acquisition and related expenses(2)	6.5	2.2
Other items(3)	1.4	12.5
Adjusted EBITDA	$167.3	$185.6
Net income margin	4.3%	8.1%
Adjusted EBITDA margin	23.7%	28.5%
_________

(1)    Reflects, for all periods, stock-based compensation expense related to the issuance of equity awards to our employees.
(2)    Includes costs incurred to evaluate and pursue acquisition activities as well as costs incurred by the Company in connection with the evaluation of strategic alternatives.
(3)    Amounts for the three months ended March 31, 2025 and 2024 consists primarily of $0.7 million and $12.4 million, respectively, incurred by the Company for severance.

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME
(In millions)

The following table sets forth a reconciliation of Adjusted Net Income to net income, the closest GAAP financial measure:

	Three months ended March 31,
	2025	2024
Net income	$30.6	$53.0
Impairment charge	—	7.0
Changes in estimated value of contingent consideration	6.9	2.9
Income tax impact of adjustments	(1.3)	(3.0)
Adjusted Net Income	$36.2	$59.9

Three months ended December 31,
2024
Net loss	$(16.7)
Impairment charge	32.6
Changes in estimated value of contingent consideration	6.0
Income tax impact of adjustments	5.1
Adjusted Net Income	$27.0

Contacts

Investor Relations
Tae Lee
Tael@playtika.com